                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 15, 2003





                                SEMX CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-10938

             Delaware                                            13-3584740
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                       1 LABRIOLA COURT, ARMONK, NY 10504
          (Address of principal executive offices, including zip code)

                                 (914) 273-5500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


ITEM 2. Acquisition or Disposition of Assets

       On November 7, 2002 , SEMX Corporation (the "Company") signed a letter of intent to sell its subsidiary, Polese Company, Inc. ("Polese") to Schwarzkopf Technologies Corporation ("Schwarzkopf"). On January 15, 2003 (the "Closing Date") pursuant to the letter of intent, Schwarzkopf acquired the stock of Polese, in consideration for a contract price of $4.6 million, consistent with the agreement filed hereto. An initial cash payment was made at the closing to the Company of $3.8 million (the price was reduced by $.8 million due to estimated working capital adjustments as of the closing date).

       The purchase agreement provides that the purchase price is subject to further adjustment for changes resulting from the audit of Polese's Closing Date book value, as defined, from a reference balance sheet prepared as of September 30, 2002. An escrow account has been been funded by Schwarzkopf in the amount of approximately $.5 million of the sale proceeds. Pending a review period, any purchase price adjustments due to the Company or Schwarzkopf will be funded from the escrow account within 3 days of completion of the determination of the final closing balance sheet. Any amounts due to either the Company or Schwarzkopf which exceed the amount held in the escrow account will be remitted to the appropriate party by the other party within 30 days.

       On the Closing Date, the Company entered into various agreements with Schwarzkopf pursuant to the Purchase Agreement including a confidentiality agreement and a noncompete agreement prohibiting the Company and its affiliates from competing with the Polese business for a period of five years. Schwarzkopf also entered into a noncompete agreement with the Company prohibiting them and their affiliates from competing with SPM, a division of the Company, for a period of five years. Schwarzkopf also entered into an employment agreement with Frank Polese, who was at the closing date the President of the Polese Company. Mr. Polese also signed a settlement agreement with the Company and received $75,000 in cash and three pieces of equipment (as described in the settlement agreement which is attached as an exhibit hereto).

       On January 16, 2003 the Company entered into an agreement with its bank concerning the distribution of the net proceeds of $3.1 million ($3.8 million proceeds from the sale of Polese, less escrow of $.5 million and transaction fees of $.2 million). Pursuant to the agreement, the Company repaid $.6 million of term indebtedness and $2.5 million of revolving credit borrowings. Management is currently in negotiations with the bank for the bank's forbearance of non-compliance with certain existing covenants and an extension of its revolving credit and interim term loan facilities.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial Statements of Businesses Acquired. Not applicable.

       (b) Pro Forma Financial Information.

       The following unaudited pro forma consolidated financial statements are filed with this report:

       Pro Forma Consolidated Balance Sheet as of September 30, 2002          4
       Pro Forma Consolidated Statements of Operations:
         Year ended December 31, 2001                                         5
         Nine Months Ended September 30, 2002                                 6
       Notes to Unaudited Pro Forma Consolidated Financial Statements         7

       (c) Exhibits

           2.1 Stock Purchase Agreement by and among Schwarzkopf Technologies Corporation, Polese Company, Inc., and SEMX Corporation

           10.1 Settlement Agreement among Frank J. Polese, the Polese Company, Inc., and SEMX Corporation

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                SEMX CORPORATION


               Date: January 30, 2003        By: /s/ Gilbert D. Raker
                                                 --------------------

                                             Name:  Gilbert D. Raker
                                             Title: Chairman of the Board
                                                    and Chief Executive Officer


               Date: January 30, 2003        By: /s/ Mark A. Koch
                                                 ----------------

                                                 Name:  Mark A. Koch
                                                 Title: Acting CFO

                         PRO FORMA FINANCIAL INFORMATION
                        SEMX CORPORATION AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED BALANCE SHEET - UNAUDITED
                               SEPTEMBER 30, 2002
                             (DOLLARS IN THOUSANDS)

                                                                                          PROFORMA ADJUSTMENTS
                                                                       HISTORICAL       -------------------------        PRO FORMA
                                                                      CONSOLIDATED        POLESE           DEBT         CONSOLIDATED
ASSETS                                                                    SEMX           SALE (1)       PAYDOWN (2)         SEMX
                                                                      ------------      ----------      -----------     ------------
Current Assets:
 Cash  and cash equivalents                                             $  1,861         $  3,087        $ (3,087)        $  1,861
 Accounts receivable,net                                                   1,752                                             1,752
 Escrow receivable                                                                            532                              532
 Inventories                                                               2,421                                             2,421
 Assets attributable to discontinued operations:
  - Wafer Reclaim Services Group                                           6,831                                             6,831
  - Polese Company                                                        13,342          (13,342)                               -
 Prepaid expenses and other current assets                                 1,833                                             1,833
                                                                      ------------       ----------     -----------     ------------
Total current assets                                                      28,040           (9,723)         (3,087)          15,230

Property, Plant and Equipment, net                                         5,546              (50)                           5,496

Other Assets:
 Deferred income taxes                                                     1,819                                             1,819
 Other                                                                        70                                                70
                                                                      ------------       ----------     -----------     ------------
Total other assets                                                         1,889                                             1,889
                                                                      ------------       ----------     -----------     ------------
Total Assets                                                            $ 35,475         $ (9,773)       $ (3,087)        $ 22,615
                                                                      ============       ==========     ===========     ============
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities:
 Accounts payable                                                       $  1,311                                          $  1,311
 Accrued expenses                                                          2,135              725                            2,860
 Wafer Reclaim Services Group liabilities to be assumed                    6,481                                             6,481
 Polese Company liabilities to be assumed by purchaser                     9,092          ($9,092)
 Accrued obligations to repurchase warrants issued to
  preferred shareholders                                                   3,550                                             3,550
 Current portion of long-term debt and short term obligations              5,015                          ($3,087)           1,928
 Current portion of obligations under capital leases                         273                                               273
                                                                      ------------       ----------     -----------     ------------
Total current liabilities                                                 27,857           (8,367)         (3,087)          16,403
                                                                      ------------       ----------     -----------     ------------

Long-term debt                                                                40                                                40
Obligations under capital leases                                             213                                               213
                                                                      ------------       ----------     -----------     ------------
Total Liabilities                                                         28,110           (8,367)         (3,087)          16,656
                                                                      ------------       ----------     -----------     ------------
Redeemable Preferred stock-$.10 par value;authorized 1,000,000 shares; designated as series B Preferred Stock; $100 stated
 value, 100,000 shares issued and outstanding                              9,180                                             9,180

Common Shareholders' Equity (Deficiency)
 Common stock-$.10 par value; authorized 20,000,000 shares,
  issued 6,668,503 shares                                                    667                                               667
 Additional paid-in-capital                                               30,453                                            30,453
 Accumulated other comphrehensive income                                      (9)                                               (9)
 Accumulated deficit                                                     (32,707)          (1,406)                         (34,113)
                                                                      ------------       ----------     -----------     ------------
                                                                          (1,596)          (1,406)                          (3,002)
 Less: Treasury stock: 337,800  shares,  at cost                             219                                               219
                                                                      ------------       ----------     -----------     ------------
Total Common Shareholders' Equity (Deficiency)                            (1,815)          (1,406)                          (3,221)
                                                                      ------------       ----------     -----------     ------------
Total Liabilities and Shareholders' Equity (Deficiency)                 $ 35,475         $ (9,773)       $ (3,087)        $ 22,615
                                                                      ============       ==========     ===========     ============

        See notes to unaudited proforma consolidated financial statements

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                         PRO FORMA FINANCIAL INFORMATION
                        SEMX CORPORATION AND SUBSIDIARIES
            PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                             HISTORICAL                                             PROFORMA
                                                            CONSOLIDATED     HISTORICAL         PROFORMA          CONSOLIDATED
                                                                SEMX           POLESE         ADJUSTMENTS             SEMX
                                                           --------------   ------------     -------------       --------------
Net Sales                                                    $    39,355      $  25,646                            $    13,709

Cost of Goods Sold                                                33,566         23,852                                  9,714
                                                           --------------   ------------     -------------       --------------

Gross Profit                                                       5,789          1,794                                  3,995

Selling, General and Administrative Expense                       11,747          6,757        $    1,304  (1)           6,294
                                                           --------------   ------------     -------------       --------------

Operating Loss                                                    (5,958)        (4,963)           (1,304)              (2,299)

Interest Expense (Net)                                            (1,232)          (887)              154  (2)            (191)
                                                           --------------   ------------     -------------       --------------

Loss from Continuing  Operations  Before  Tax                     (7,190)        (5,850)           (1,150)              (2,490)

Income Tax Benefit                                                 2,324          2,016               391  (3)             699
                                                           --------------   ------------     -------------       --------------

Loss from Continuing Operations                                   (4,866)        (3,834)             (759)              (1,791)

Loss from Discontinued Operations, net of tax                    (13,549)                                              (13,549)
                                                           --------------   ------------     -------------       --------------

Net Loss                                                         (18,415)        (3,834)             (759)             (15,340)

Preferred Stock Dividends, Accretion and Warrant
   Repurchase Obligation                                            (804)                                                 (804)
                                                           --------------   ------------     -------------       --------------

Net Loss Attributable to Common Shareholders                    ($19,219)     $  (3,834)       $     (759)            ($16,144)
                                                           ==============   ============     =============       ==============
Net Loss per Common Share - Basic and Diluted:

Loss from Continuing Operations                              $      (.90)                                               ($0.41)

Loss from Discontinued Operations                            $     (2.14)                                               ($2.14)
                                                           --------------                                        --------------

Net Loss per Common Share                                         ($3.04)                                               ($2.55)
                                                           ==============                                        ==============
Weighted Average Number of Common
   Shares Outstanding - Basic and Diluted                          6,325                                                 6,325

        See notes to unaudited proforma consolidated financial statements

                         PRO FORMA FINANCIAL INFORMATION
                        SEMX CORPORATION AND SUBSIDIARIES
            PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                             HISTORICAL                                               PROFORMA
                                                            CONSOLIDATED     HISTORICAL         PROFORMA            CONSOLIDATED
                                                                SEMX           POLESE          ADJUSTMENTS              SEMX
                                                           --------------   -------------     -------------        --------------
Net Sales                                                       $ 10,086                                                $ 10,086

Cost of Goods Sold                                                 7,257                                                   7,257
                                                           --------------   -------------     -------------        --------------

Gross Profit                                                       2,829                                                   2,829

Selling, General and Administrative Expense                        4,855                                                   4,855
                                                           --------------   -------------     -------------        --------------

Operating Loss                                                    (2,026)                                                 (2,026)

Interest Expense (Net)                                              (233)                             $116   (1)            (117)
                                                           --------------   -------------     -------------        --------------

Loss from Continuing Operations  Before Tax                       (2,259)                              116                (2,143)

Income Tax Expense                                                  (540)                                                   (540)
                                                           --------------   -------------     -------------        --------------

Loss from Continuing Operations                                   (2,799)                              116                (2,683)

Loss from Discontinued Operations, net of tax                    (13,223)       ($13,223)                                      -
                                                           --------------   -------------     -------------        --------------

Net Loss                                                         (16,022)        (13,223)              116                (2,683)

Preferred Stock Dividends, Accretion and Warrant
   Repurchase Obligation                                          (4,199)                                                 (4,199)
                                                           --------------   -------------     -------------        --------------

Net Loss Attributable to Common Shareholders                    ($20,221)      $ (13,223)             $116               ($6,882)
                                                           ==============   =============     =============        ==============
Net Loss per Common Share - Basic and Diluted:
Loss from Continuing Operations                                  $ (1.10)                                                 ($1.09)

Loss from Discontinued Operations                                $ (2.09)
                                                           --------------                                          --------------

Net Loss per Common Share                                         ($3.19)                                                 ($1.09)
                                                           ==============                                          ==============
Weighted Average Number of Common
   Shares Outstanding - Basic and Diluted                          6,330                                                   6,330

        See notes to unaudited proforma consolidated financial statements

                        SEMX CORPORATION AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                   STATEMENTS


The Pro Forma Consolidated Balance Sheet reflects the financial position of the Company after giving effect to the disposition of the assets and liabilities of Polese discussed in Item 2 as if the disposition took place on September 30, 2002. The Pro Forma Consolidated Statements of Operations for the fiscal year ended December 31, 2001 and the nine months ended September 30, 2002 assume that the disposition occurred on January 1, 2001 and 2002, respectively and are based on the operations of the Company for the periods then ended. Such pro forma financial statements also reflect the paydown of $.6 million of term debt and $2.5 million in revolving credit borrowings with the proceeds from the Polese sale and the resulting reduction in interest expense. The historical consolidated SEMX results as of September 30, 2002 already reflect the classification of Polese as a discontinued operation; the accrual of a loss on disposal of $7.4 million and an impairment loss of $1.5 million.

The unaudited pro forma consolidated financial statements have been prepared by the Company based on adjustments necessary to reflect the disposition. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or the results of operations that would have actually occurred had the transaction been effective as of the periods presented.


PROFORMA CONSOLIDATED BALANCE SHEET

   1) To record $3.8 million selling price, as adjusted, escrow of $.5 million, legal and transaction fees paid through cash and the transfer of fixed assets of $.2 million, and an additional $.7 million accrued versus the net assets of Polese amounting to $4.25 million. Transaction results in an estimated additional pretax loss on disposal of $1.4 million as of September 30, 2002 posted to accumulated deficit.

   2) To record paydown of $ .6 million of bank term debt and $2.5 million of revolving credit debt with proceeds from Polese Sale.


PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2001

   1) Adjustment to record allocated corporate charges of $1.3 million included in Polese's historical results that remain at the SEMX level.

   2) Adjustment to record $.2 million reduction of consolidated interest expense due to repayment of $.6 million of bank term debt and $2.5 million of revolving credit debt with proceeds from sale of Polese.

   3) To record tax effect of above transactions at an estimated effective rate of 34%.

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PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2002.

   1) Adjustment to record $.1 million reduction of consolidated interest expense due to repayment of $.6 million of bank term debt and $2.5 million of revolving credit debt with proceeds from sale of Polese.








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